DELAWARE GROUP EQUITY FUNDS V

Delaware Small Cap Value Fund
(the "Fund")

Supplement to the Fund's Prospectuses
dated March 30, 2007

Effective March 7, 2008, Delaware Small Cap Value Fund will be reopened to all new investors. Accordingly, the italicized information under "Profile: Delaware Small Cap Value Fund" before "What is the Fund's goal?" on page 2 of each of the Fund's prospectuses is hereby deleted. In addition, the reference in each prospectus to the Fund being closed to new investors in the section entitled "About your account - How to buy shares" is hereby removed.

Please keep this Supplement for future reference.

This Supplement is dated February 21, 2008.